SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Colchester Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY® INSTITUTIONAL MONEY MARKET FUNDS
GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO
PRIME MONEY MARKET PORTFOLIO
TAX-EXEMPT PORTFOLIO
TREASURY PORTFOLIO
TREASURY ONLY PORTFOLIO

FUNDS OF
COLCHESTER STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio (the funds), will be held at an office of Colchester Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 19, 2005, at 10:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Trust Instrument to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.

2. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on November 22, 2004 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 22, 2004

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

COLCHESTER STREET TRUST:
GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO
PRIME MONEY MARKET PORTFOLIO
TAX-EXEMPT PORTFOLIO
TREASURY PORTFOLIO
TREASURY ONLY PORTFOLIO

TO BE HELD ON JANUARY 19, 2005

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Colchester Street Trust (the trust) to be used at the Special Meeting of Shareholders of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on January 19, 2005 at 10:30 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about November 22, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated cost of these services is as follows:

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit vote	Estimated cost for D.F. King & Co., Inc. to receive vote over the phone
Government Portfolio: Class I	$	$
Government Portfolio: Class II	$	$
Government Portfolio: Class III	$	$
Government Portfolio: Select Class	$	$
Money Market Portfolio: Class I	$	$
Money Market Portfolio: Class II	$	$
Money Market Portfolio: Class III	$	$
Money Market Portfolio: Select Class	$	$
Prime Money Market Portfolio: Class I	$	$
Prime Money Market Portfolio: Class II	$	$
Prime Money Market Portfolio: Class III	$	$
Prime Money Market Portfolio: Select Class	$	$
Tax-Exempt Portfolio: Class I	$	$
Tax-Exempt Portfolio: Class II	$	$
Tax-Exempt Portfolio: Class III	$	$
Tax-Exempt Portfolio: Select Class	$	$
Treasury Portfolio: Class I	$	$
Treasury Portfolio: Class II	$	$
Treasury Portfolio: Class III	$	$
Treasury Portfolio: Select Class	$	$
Treasury Only Portfolio: Class I	$	$
Treasury Only Portfolio: Class II	$	$
Treasury Only Portfolio: Class III	$	$
Treasury Only Portfolio: Select Class	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each class of each fund, provided the expenses do not exceed each class's existing voluntary expense cap (excluding 12b-1 fees) of:

Fund Name	Expense Cap
Government Portfolio: Class I	0.20%
Government Portfolio: Class II	0.20%
Government Portfolio: Class III	0.20%
Government Portfolio: Select Class	0.20%
Money Market Portfolio: Class I	0.18%
Money Market Portfolio: Class II	0.18%
Money Market Portfolio: Class III	0.18%
Money Market Portfolio: Select Class	0.18%
Prime Money Market Portfolio: Class I	0.20%
Prime Money Market Portfolio: Class II	0.20%
Prime Money Market Portfolio: Class III	0.20%
Prime Money Market Portfolio: Select Class	0.20%
Tax-Exempt Portfolio: Class I	0.20%
Tax-Exempt Portfolio: Class II	0.20%
Tax-Exempt Portfolio: Class III	0.20%
Tax-Exempt Portfolio: Select Class	0.20%
Treasury Portfolio: Class I	0.20%
Treasury Portfolio: Class II	0.20%
Treasury Portfolio: Class III	0.20%
Treasury Portfolio: Select Class	0.20%
Treasury Only Portfolio: Class I	0.20%
Treasury Only Portfolio: Class II	0.20%
Treasury Only Portfolio: Class III	0.20%
Treasury Only Portfolio: Select Class	0.20%

Expenses exceeding each class's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of each fund of the trust issued and outstanding as of September 30, 2004 are indicated in the following table:

Fund Name	Number of Shares
Government Portfolio: Class I
Government Portfolio: Class II
Government Portfolio: Class III
Government Portfolio: Select Class
Money Market Portfolio: Class I
Money Market Portfolio: Class II
Money Market Portfolio: Class III
Money Market Portfolio: Select Class
Prime Money Market Portfolio: Class I
Prime Money Market Portfolio: Class II
Prime Money Market Portfolio: Class III
Prime Money Market Portfolio: Select Class
Tax-Exempt Portfolio: Class I
Tax-Exempt Portfolio: Class II
Tax-Exempt Portfolio: Class III
Tax-Exempt Portfolio: Select Class
Treasury Portfolio: Class I
Treasury Portfolio: Class II
Treasury Portfolio: Class III
Treasury Portfolio: Select Class
Treasury Only Portfolio: Class I
Treasury Only Portfolio: Class II
Treasury Only Portfolio: Class III
Treasury Only Portfolio: Select Class

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class] on September 30, 2004 was as follows:]

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on November 22, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-888-622-3175. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

For a free copy of each fund's annual report for the fiscal year ended March 31, 2004 and the semiannual report for the fiscal period ended September 30, 2004, call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO AMEND THE TRUST INSTRUMENT TO ALLOW THE BOARD OF TRUSTEES, IF PERMITTED BY APPLICABLE LAW, TO AUTHORIZE FUND MERGERS WITHOUT SHAREHOLDER APPROVAL.

The Securities and Exchange Commission (SEC) has recently changed the rules for mutual fund mergers to reduce the need for affiliated funds to incur the expense of soliciting proxies when a merger does not raise significant issues for shareholders - for example, merging two small Fidelity funds, with the same portfolio manager, the same investment principles and the same fee structures in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rules still require the board of trustees (including a majority of non-interested trustees) to determine that any merger is in the best interest of the affiliated funds and will not dilute the interest of their existing shareholders. The new SEC rules also require shareholder approval by the acquired affiliated fund for mergers that could have a material impact on a shareholder, like changing a fundamental investment policy or increasing fund expenses (see below).

The fund's current Trust Instrument was drafted to be consistent with the old SEC rules which required approval of all mergers between affiliated funds by the shareholders of the fund to be acquired. You are being asked now to approve an amendment to the Trust Instrument (Article XI, Section 11.06), consistent with the new affiliated fund merger rules, to permit the Trustees in limited circumstances to authorize a fund's or class's merger or consolidation with, or sale of a fund's or class's assets to, another operating mutual fund without a shareholder vote. You are not being asked to approve any fund mergers at this time.

Shareholders have the right to vote on any Trust Instrument amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On April 15, 2004, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval at this Meeting.

The amendment will give the Trustees more flexibility and, subject to applicable requirements of Federal law, namely the 1940 Act, and Delaware law, broader authority to act. The amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before using any new flexibility that the proposed amendment may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests. Shareholders of an acquired affiliated fund will still be required to approve a merger that would result in a change of a fundamental investment policy, a material change to the terms of an investment management contract, the institution of, or an increase in, a 12b-1 fee or where the board of trustees of the surviving fund does not have a majority of non-interested trustees who were elected by the acquired fund's shareholders. Shareholder approval will also continue to be required for all mergers of non-affiliated funds.

Article XI, Section 11.06 of the Trust Instrument addresses mergers, consolidations, and sales of fund assets. If approved, Article XI, Section 11.06 will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE XI
MISCELLANEOUS

MERGER; CONSOLIDATION; AND SALE OF ASSETS

Section 11.06. Subject to applicable Federal and state law and except as otherwise provided in Section 11.07 below, the Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees without the vote or consent of Shareholders[at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or class, as the case may be]. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 11.06 may effect any amendment to the Trust Instrument or effect the adoption of a new Trust Instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

INCORPORATION; REORGANIZATION

Section 11.07. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 11.07, the Trust or any Series or class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 11.07 may effect any amendment to the Trust Instrument or effect the adoption of a new Trust Instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Trust Instrument will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article XI, Section 11.06 of the Trust Instrument will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Dennis J. Dirks, Cornelia M. Small (whose appointment to the Board of Trustees is effective on January 1, 2005), and Kenneth L. Wolfe, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B. Cronin, George H. Heilmeier, and Robert L. Reynolds were selected by the trust's Governance and Nominating Committee (see page __) and were appointed to the Board on March 1, 2003, January 1, 2004, and March 1, 2003, respectively. Mr. Dirks, Ms. Small, and Mr. Wolfe are currently Members of the Advisory Board of the trust. Mr. Dirks, Ms. Small, and Mr. Wolfe were selected by the trust's Governance and Nominating Committee and were appointed as Members of the Advisory Board on July 1, 2004, January 1, 2004, and October 1, 2004, respectively. On January 1, 2005, Ms. Small will be appointed to the Board of Trustees upon the retirement of Ralph F. Cox on December 31, 2004.

Except for William O. McCoy, Mr. Dirks, Ms. Small, and Mr. Wolfe, each of the nominees oversees 297 funds advised by FMR or an affiliate. Mr. McCoy oversees 299 funds advised by FMR or an affiliate. Mr. Dirks, Ms. Small, and Mr. Wolfe do not currently serve as Trustees of any fund advised by FMR or an affiliate; Mr. Dirks, Ms. Small, and Mr. Wolfe are currently Members of the Advisory Board of each Fidelity fund. Upon the retirement of Ralph F. Cox on December 31, 2004, Ms. Small will begin serving as a Trustee of 297 funds advised by FMR or an affiliate effective January 1, 2005.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (74)***

Year of Election or Appointment: 1991

Trustee of Colchester Street Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Colchester Street Trust. Senior Vice President of Government Portfolio (2001), Money Market Portfolio (2001), Prime Money Market Portfolio (2001), Tax-Exempt Portfolio (2001), Treasury Portfolio (2001), and Treasury Only Portfolio (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Trustee of Colchester Street Trust. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Trustee of Colchester Street Trust. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (56)

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Colchester Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Trustee of Colchester Street Trust. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Trustee of Colchester Street Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Trustee of Colchester Street Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Trustee of Colchester Street Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Trustee of Colchester Street Trust. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Trustee of Colchester Street Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)+

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Colchester Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Trustee of Colchester Street Trust. Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Colchester Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Nominated to serve as Trustee effective on or about January 1, 2005 following the retirement of Ralph F. Cox.

[As of September 30, 2004, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

[During the period April 1, 2003 through September 30, 2004, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of four interested and 10 non-interested Trustees, met 11 times during the fiscal year ended March 31, 2004. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" [beginning] on page __.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of September 30, 2004.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Government Portfolio
Money Market Portfolio
Prime Money Market Portfolio
Tax-Exempt Portfolio
Treasury Portfolio
Treasury Only Portfolio
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Government Portfolio
Money Market Portfolio
Prime Money Market Portfolio
Tax-Exempt Portfolio
Treasury Portfolio
Treasury Only Portfolio
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Government Portfolio
Money Market Portfolio
Prime Money Market Portfolio
Tax-Exempt Portfolio
Treasury Portfolio
Treasury Only Portfolio
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended March 31, 2004, or calendar year ended December 31, 2003, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[3]	Phyllis Burke Davis[4]	Dennis J. Dirks[5]	Robert M. Gates	George H. Heilmeier[6]	Donald J. Kirk[3]
Government PortfolioC	$ 2,836	$ 2,902	$ 2,140	$ 0	$ 2,872	$ 2,849	$ 3,099
Money Market PortfolioD	$ 5,832	$ 5,936	$ 4,194	$ 0	$ 5,891	$ 5,853	$ 6,427
Prime Money Market Portfolio	$ 2,236	$ 2,278	$ 1,629	$ 0	$ 2,260	$ 2,249	$ 2,473
Tax-Exempt Portfolio	$ 1,334	$ 1,356	$ 954	$ 0	$ 1,348	$ 1,341	$ 1,477
Treasury Portfolio	$ 2,989	$ 3,055	$ 2,239	$ 0	$ 3,025	$ 3,006	$ 3,277
Treasury Only Portfolio	$ 471	$ 481	$ 347	$ 0	$ 477	$ 474	$ 518
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 253,500	$ 261,000	$ 250,500	$ 0	$ 259,500	$ 212,000	$ 261,000
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[7]	William S. Stavropoulos	Kenneth L. Wolfe[8]
Government PortfolioC	$ 2,875	$ 2,779	$ 3,674	$ 2,917	$ 634	$ 2,707	$ 0
Money Market PortfolioD	$ 5,919	$ 5,694	$ 7,580	$ 5,994	$ 1,507	$ 5,539	$ 0
Prime Money Market Portfolio	$ 2,273	$ 2,187	$ 2,904	$ 2,300	$ 558	$ 2,127	$ 0
Tax-Exempt Portfolio	$ 1,356	$ 1,303	$ 1,733	$ 1,371	$ 350	$ 1,266	$ 0
Treasury Portfolio	$ 3,034	$ 2,928	$ 3,873	$ 3,076	$ 686	$ 2,851	$ 0
Treasury Only Portfolio	$ 479	$ 461	$ 611	$ 485	$ 114	$ 449	$ 0
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 258,000	$ 256,500	$ 324,000	$ 298,500B	$ 0	$ 253,500	$ 0

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook is scheduled to resign from the Board of Trustees on December 31, 2004 to pursue other opportunities.

3 Mr. Cox and Mr. Kirk are scheduled to retire from the Board of Trustees on December 31, 2004.

4 Ms. Davis served on the Board of Trustees through December 31, 2003.

5 Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board.

6 During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

7 Effective January 1, 2004, Ms. Small serves as a Member of the Advisory Board. Ms. Small will be appointed to the Board of Trustees effective January 1, 2005.

8 Effective October 1, 2004, Mr. Wolfe serves as a Member of the Advisory Board.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $35,316.47; Ralph F. Cox, $35,316.47; Phyllis Burke Davis, $44,989.93; Ned C. Lautenbach, $44,989.93; and William O. McCoy, $82,489.93.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003, Mr. McCoy voluntarily elected to defer $37,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $1,682; Ralph F. Cox, $1,682; Phyllis Burke Davis, $1,328; Robert M. Gates, $1,682; George H. Heilmeier, $354; Donald J. Kirk, $1,682; Marie L. Knowles, $1,682; Ned C. Lautenbach, $1,682; Marvin L. Mann, $2,137; William O. McCoy, $1,682; and William S. Stavropoulos, $1,682. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Phyllis Burke Davis, $535; Ned C. Lautenbach, $679; and William O. McCoy, $679.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $3,435; Ralph F. Cox, $3,435; Phyllis Burke Davis, $2,592; Robert M. Gates, $3,435; George H. Heilmeier, $844; Donald J. Kirk, $3,435; Marie L. Knowles, $3,435; Ned C. Lautenbach, $3,435; Marvin L. Mann, $4,364; William O. McCoy, $3,435; and William S. Stavropoulos, $3,435. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Phyllis Burke Davis, $1,044; Ned C. Lautenbach, $1,387; and William O. McCoy, $1,387.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch, Dennis J. Dirks, Cornelia M. Small, and Kenneth L. Wolfe are Members of the Advisory Board of Colchester Street Trust. The executive officers of the funds include: Ms. Johnson, Dwight D. Churchill, David L. Murphy, Norman U. Lind, James K. Miller, Timothy R. Huyck, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, Kenneth A. Rathgeber, John R. Hebble, Kimberley H. Monasterio, John H. Costello, Francis V. Knox, Jr., Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, and Thomas J. Simpson. Additional information about Ms. Johnson, Mr. Dirks, Ms. Small, and Mr. Wolfe can be found in Proposal 2. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Colchester Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (50)

Year of Election or Appointment: 2000

Vice President of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Norman U. Lind (48)

Year of Election or Appointment: 2003

Vice President of Tax-Exempt Portfolio. Mr. Lind also serves as vice president of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lind managed a variety of Fidelity funds.

James K. Miller (41)

Year of Election or Appointment: 2003 or 2004

Vice President of Money Market Portfolio and Prime Money Market Portfolio. Mr. Miller also serves as vice president of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller worked as a taxable credit analyst and manager.

Timothy R. Huyck (40)

Year of Election or Appointment: 2004

Vice President of Government Portfolio, Treasury Portfolio, and Treasury Only Portfolio, . Mr. Huyck also serves as vice president of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Huyck worked as a trader and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1986, 1987, 1989, or 1990

Assistant Treasurer of Government Portfolio (1986), Money Market Portfolio (1986), Prime Money Market Portfolio (1989), Tax-Exempt Portfolio (1986), Treasury Portfolio (1987), and Treasury Only Portfolio (1990). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1996

Assistant Treasurer of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each non-interested (independent) Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended March 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended March 31, 2004, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to December 2003, the Fixed-Income and International Committee was known as the Fixed-Income/International Committee, and the Select and Special Committee was known as the Select Committee. During the fiscal year ended March 31, 2004, the Equity Committee held 10 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 10 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended March 31, 2004, each Fund Contract Committee held no meetings.

The Shareholder Services, Brokerage, and Distribution Committee is composed of Messrs. Cox (Chair), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended March 31, 2004, the Shareholder Services, Brokerage, and Distribution Committee held nine meetings.

The Audit Committee is composed of Ms. Knowles (Chair) and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended March 31, 2004, the committee held 11 meetings.

The Governance and Nominating Committee is composed of Messrs. Mann (Chair), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is attached as Exhibit I to this proxy statement. The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended March 31, 2004, the committee held 11 meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for each fund. Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Government Portfolio, Money Market Portfolio, Prime Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, Treasury Only Portfolio. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with ISB No.1, regarding its independence from the funds and its related entities.

[According to Deloitte Entities for the fiscal year ended March 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Government Portfolio	%
Money Market Portfolio	%
Prime Money Market Portfolio	%
Tax-Exempt Portfolio	%
Treasury Portfolio	%
Treasury Only Portfolio	%]

Audit Fees. For each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit Fees billed by Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Government Portfolio	$	$
Money Market Portfolio	$	$
Prime Money Market Portfolio	$	$
Tax-Exempt Portfolio	$	$
Treasury Portfolio	$	$
Treasury Only Portfolio	$	$
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

Audit-Related Fees. In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,B	2003A,B
Government Portfolio	$	$
Money Market Portfolio	$	$
Prime Money Market Portfolio	$	$
Tax-Exempt Portfolio	$	$
Treasury Portfolio	$	$
Treasury Only Portfolio	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A,B	2003A,B
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

[The percentage of audit-related services described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund.]

Fund	2004	2003
Government Portfolio	%	%
Money Market Portfolio	%	%
Prime Money Market Portfolio	%	%
Tax-Exempt Portfolio	%	%
Treasury Portfolio	%	%
Treasury Only Portfolio	%	%

[The percentage of audit-related services described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.]

Auditor	2004	2003
Deloitte Entities	%	%

Tax Fees. In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A,B	2003A,B
Government Portfolio	$	$
Money Market Portfolio	$	$
Prime Money Market Portfolio	$	$
Tax-Exempt Portfolio	$	$
Treasury Portfolio	$	$
Treasury Only Portfolio	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,B	2003A,B
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

[The percentage of Tax Fees described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund.]

Fund	2004	2003
Government Portfolio	%	%
Money Market Portfolio	%	%
Prime Money Market Portfolio	%	%
Tax-Exempt Portfolio	%	%
Treasury Portfolio	%	%
Treasury Only Portfolio	%	%

[The percentage of Tax Fees described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.]

Auditor	2004	2003
Deloitte Entities	%	%

All Other Fees. In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A,B	2003A,B
Government Portfolio	$	$
Money Market Portfolio	$	$
Prime Money Market Portfolio	$	$
Tax-Exempt Portfolio	$	$
Treasury Portfolio	$	$
Treasury Only Portfolio	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,B	2003A,B
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

[The percentage of All Other Fees for non-audit services described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund.]

Fund	2004	2003
Government Portfolio	%	%
Money Market Portfolio	%	%
Prime Money Market Portfolio	%	%
Tax-Exempt Portfolio	%	%
Treasury Portfolio	%	%
Treasury Only Portfolio	%	%

[The percentage of All Other Fees for non-audit services described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial report of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.]

Auditor	2004	2003
Deloitte Entities	%	%

For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate fees billed by Deloitte Entities of $_____A,B and $_____A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2004A,B	2003A,B	2004A,B	2003A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
Deloitte Entities	$	$	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

Fidelity and Magellan are registered trademarks of FMR Corp.

COL-PXS-1104	CUSIP #233809300/ FUND #680
1.766388.101	CUSIP #316175504/ FUND #695
CUSIP #316175108/ FUND #057
CUSIP #316175405/ FUND #690
CUSIP #316175207/ FUND #059
CUSIP #316176106/ FUND #056
CUSIP #233809805/ FUND #542
CUSIP #316175835/ FUND #600
CUSIP #316175850/ FUND #604
CUSIP #316175868/ FUND #692
CUSIP #316175843/ FUND #541
CUSIP #316176205/ FUND #544
CUSIP #233809888/ FUND #543
CUSIP #316175884/ FUND #696
CUSIP #316175603/ FUND #657
CUSIP #316175876/ FUND #691
CUSIP #316175702/ FUND #659
CUSIP #316176304/ FUND #684
CUSIP #192826105/ FUND #906
CUSIP #192826204/ FUND #911
CUSIP #192826303/ FUND #918
CUSIP #192826402/ FUND #920
CUSIP #192826501/ FUND #931
CUSIP #192826600/ FUND #938

Form of Proxy Card: Treasury Only Portfolio, Treasury Portfolio, Government Portfolio,
Prime Money Market Portfolio, Money Market Portfolio and Tax-Exempt Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Colchester Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2005 at 10:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Colchester Street Trust-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To amend the Trust Instrument to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) Laura B. Cronin (02) Dennis J. Dirks (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson (07) Marie L. Knowles (08) Ned C. Lautenbach (09) Marvin L. Mann (10) William O. McCoy	(11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	COL-PXC-1104-SP	680, 695, 057, 690, 059, 056, 542, 600, 604, 692, 541, 544, 543, 696, 657, 691, 659, 684, 906, 911, 918, 920, 931, 938	(down arrow)